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                                   EXHIBIT 23


                          CONSENT OF KPMG PEAT MARWICK
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                                                                     Exhibit 23
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                        Consent of Independent Auditors
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The Board of Directors
Comptek Research, Inc.


We consent to the use of our reports incorporated herein by reference.



                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP


Buffalo, New York
September 12, 1995